UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 PROXY STATEMENT
          PURSUANT TO SECTION 14(a) OF SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No.___ )

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                           King Pharmaceuticals, Inc.
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                (Name of Registrant as Specified in Its Charter)

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

                             [COMPANY LOGO OMITTED]
                                                              September 17, 2003

To the Shareholders of
KING PHARMACEUTICALS, INC.

         You are cordially invited to attend the annual meeting of shareholders of King Pharmaceuticals, Inc., to be held on Tuesday, November 4, 2003 at 2:00 p.m., Eastern Standard Time, at the MeadowView Conference Resort and Convention Center in Kingsport, Tennessee. At the meeting, you will be asked to:

         . elect one Class I director to serve until the 2005 annual meeting of shareholders, three Class II directors to serve until the 2006 annual meeting of shareholders, and one Class III director to serve until the 2004 annual meeting of shareholders;

         . ratify the selection of PricewaterhouseCoopers LLP as independent auditors for 2003; and

         . consider and act upon any other matters which properly come before the annual meeting or any adjournment of the meeting.

         In connection with the meeting, we are sending you a notice of the annual meeting of shareholders, a proxy statement, and a form of proxy. These materials are enclosed.

         Your vote is very important. You can vote by signing, dating and returning the enclosed proxy card. Also, registered and most beneficial shareholders may vote by telephone or through the Internet. Instructions for using these convenient services are set forth on the enclosed proxy. I urge you to vote as soon as possible.

         Detailed information relating to King's activities and operating performance during 2002 is contained in our Annual Report. The Annual Report is being mailed to you with this proxy statement but is not a part of the proxy soliciting material. If you have not received or do not have access to the 2002 Annual Report, please notify our Corporate Affairs Department by mail at 501 Fifth Street, Bristol, Tennessee 37620 or by telephone at (423) 989-8711.



                                       Very truly yours,



                                       /s/ JEFFERSON J. GREGORY
                                       ------------------------
                                       Jefferson J. Gregory
                                       Chairman of the Board and
                                       Chief Executive Officer

                           KING PHARMACEUTICALS, INC.
                                501 Fifth Street
                            Bristol, Tennessee 37620

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 4, 2003

         The regular annual meeting of shareholders of King Pharmaceuticals, Inc. will be held on November 4, 2003 at 2:00 p.m., Eastern Standard Time, at the MeadowView Conference Resort and Convention Center, Kingsport, Tennessee, for the following purposes:

         1. Election of Directors. To elect one Class I director to serve until the 2005 annual meeting of shareholders, three Class II directors to serve until the 2006 annual meeting of shareholders and one Class III director to serve until the 2004 annual meeting of shareholders;

         2. Ratification of Auditors. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for 2003; and

         3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

         Only those shareholders of record at the close of business on September 5, 2003 are entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. On that day, 241,069,495 shares of common stock were outstanding. Each share entitles the holder to one vote.

         We have enclosed with this notice a proxy statement and a form of proxy. We have also enclosed a copy of our 2002 Annual Report, which is not part of the proxy solicitation material.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /s/ JAMES R. LATTANZI
                                       ---------------------
                                       James R. Lattanzi
                                       Secretary

September 17, 2003





================================================================================

                             YOUR VOTE IS IMPORTANT

    Please mark, sign, and date your proxy card and return it promptly in the enclosed envelope, whether or not you plan to attend the meeting. Also, registered and most beneficial shareholders may vote via telephone or through the Internet.

                          TICKET REQUIRED FOR ADMISSION

    If you wish to attend the shareholders' meeting, you will be required to present the admission ticket enclosed with these proxy materials, as well as valid photographic identification.

================================================================================

                           KING PHARMACEUTICALS, INC.
                                501 Fifth Street
                            Bristol, Tennessee 37620

                                 PROXY STATEMENT
                     FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

         Your vote is very important. If you are not able to attend the annual meeting of shareholders, the Board of Directors is requesting that you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, the form of proxy and the annual report are being sent to you in connection with this request and are being mailed to all shareholders beginning on or about September 18, 2003.

                      Information about the Annual Meeting

When is the annual meeting?

         Tuesday, November 4, 2003, 2:00 p.m. Eastern Standard Time.

Where will the annual meeting be held?

         MeadowView Conference Resort and Convention Center, 1901 MeadowView Parkway, Kingsport, Tennessee, (423) 578-6600.

What items will be voted upon at the meeting?

         You will be voting on the following matters:

         1. Election of Directors. To elect one Class I director to serve until the 2005 annual meeting of shareholders, three Class II directors to serve until the 2006 annual meeting of shareholders and one Class III director to serve until the 2004 annual meeting of shareholders;

         2. Ratification of Auditors. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for 2003; and

         3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Who can vote?

         You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, September 5, 2003. Each shareholder is entitled to one vote for each share of common stock held on that date. On September 5, 2003, there were 241,069,495 shares of common stock outstanding and entitled to vote.

How do I vote by proxy?

         You may choose one of the following ways to vote:

         Vote by Internet: You can choose to vote your shares at any time using the Internet site listed on your proxy card. This site will give you the opportunity to make your selections and confirm that your instructions have been followed. We have designed our Internet voting procedures to authenticate your identity by use of a unique control number found on the enclosed proxy card. To vote through the Internet, you must subscribe to one of the various commercial services that offers access to the World Wide Web. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you. King does not charge any separate fees for access to this web site. If you vote via the Internet, you do not need to return your proxy card.

         Vote by Telephone: You can also vote by telephone at any time by calling the toll-free number (available for calls originating in the United States and Canada) listed on your proxy card. To vote, enter the control number listed on your proxy card and follow the simple recorded instructions. If you vote by telephone, you do not need to return your proxy card.

         Vote by Mail: If you choose to vote by mail, simply mark your proxy card, and then date, sign and return it in the envelope provided.

         Shareholders who hold their shares beneficially in street name through a nominee (such as a broker) may be able to vote by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

What are my voting options?

         For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. Regarding the ratification of the selection auditors, you may vote "For" or "Against" or you may "Abstain" from voting.

What are the Board's recommendations?

         The Board recommends that you vote

         .        "For" the election of all of our nominees for director, and

         . "For" the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors.

         If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them according to the recommendations of the Board, described above.

         If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with the recommendations of management.

How do I change or revoke my proxy?

         You can change or revoke your proxy at any time before it is voted at the annual meeting by:

         (1) submitting another proxy in writing, by telephone or by the Internet as of a more recent date than that of the proxy first given;

         (2)      attending the annual meeting and voting in person; or

         (3) sending written notice of revocation to our corporate secretary, James R. Lattanzi.

How many votes are required?

         If a quorum is present at the annual meeting,

         . the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and

         . the approval of the independent auditors and all other matters submitted to the shareholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

What constitutes a "quorum" for the meeting?

         A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

Who pays for the solicitation of proxies?

         We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of King and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. We have retained Georgeson Shareholder Communications, Inc. to assist in the solicitation for a fee of approximately $6,000 plus reasonable out-of-pocket expenses.

When are the 2004 shareholder proposals due?

         Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2004 must be received by the Corporate Secretary, 501 Fifth Street, Bristol, Tennessee 37620, no later than January 15, 2004. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must also comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended. Shareholder proposals not submitted for inclusion in the board of directors' proxy statement but which are received on or prior to April 7, 2004 may be eligible to be presented at the meeting. Shareholder proposals which are received after April 7, 2004 will be considered untimely. Accordingly, the Chairman may exclude the proposal from consideration or, if the proposal is considered, the proxies may exercise their discretion and vote on these matters in a manner they determine to be appropriate.

                                  The Proposals
--------------------------------------------------------------------------------

                       Proposal 1 -- Election of Directors

         The Board has nominated Ted G. Wood to serve as a Class I director; Earnest W. Deavenport, Jr., Elizabeth M. Greetham and Philip M. Pfeffer to serve as Class II directors; and James R. Lattanzi to serve as a Class III director. We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the recommendations of management unless you have directed otherwise. The remaining members of the Board, listed below, will continue as members of the Board until their respective terms expire, as indicated below, or until they resign or are removed.

         Information about the persons nominated to be directors and the remaining members of the Board is provided below. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

                    Nominee for Election as Class I Director
                              (Term Expiring 2005)

         Ted G. Wood, age 65, is retired from The United Company in
Bristol, Virginia where he was the Vice Chairman from January 2003 until August 2003. Prior to that, he served as President of the United Operating Companies from 1998 to 2002. Mr. Wood served as a director of King from April 1997 to May 2000. From 1992 to 1993, he was President of Boehringer Mannheim Pharmaceutical Corporation in Rockville, Maryland. From 1993 to 1994, he was President of KV Pharmaceutical in St. Louis, Missouri. From 1975 to 1991, he was employed by SmithKline Beecham Corporation where he served as President of Beecham Laboratories from 1988 to 1989 and Executive Vice President of SmithKline from 1990 to 1991. Mr. Wood is also a member of the board of directors of Pozen, Inc., a publicly-held corporation. He graduated from the University of Kentucky with a Bachelor of Science degree in Commerce in 1960. In 1986 he completed the Advanced Management Program at Harvard University.

                   Nominees for Election as Class II Directors
                              (Term Expiring 2006)

         Earnest W. Deavenport, Jr., age 65, has served as a director since May 2000. He was formerly Chairman of the Board and Chief Executive Officer of Eastman Chemical Company, Kingsport, Tennessee, where he had served in various capacities since 1960. He was Chairman of the National Association of Manufacturers in 1998 and is currently a member of the National Academy of Engineering. Mr. Deavenport is also a member of the boards of directors of Acuity Brands, Inc., AmSouth Bancorporation and Theragenics Corporation, each a publicly-held corporation. Mr. Deavenport graduated from the Massachusetts Institute of Technology with a Master of Science degree in Management in 1985 and from Mississippi State University with a Bachelor of Science degree in Chemical Engineering in 1960.

         Elizabeth M. Greetham, age 53, has served as a director of DrugAbuse Sciences, Inc. since 1998 and as its Chief Executive Officer since August 2000. Ms. Greetham previously served as the Chief Financial Officer and Senior Vice President, Business Development from April 1999 to August 2000. Prior to joining DrugAbuse Sciences, Inc., Ms. Greetham was a portfolio manager with Weiss, Peck & Greer, an institutional investment management firm, where she managed the WPG Life Sciences Funds, L.P., which invests in select biotechnology stocks. Prior to that Ms. Greetham was a consultant to F. Eberstadt & Co. In total, Ms. Greetham has over 25 years of experience as a portfolio manager and health care analyst in the United States and Europe. She is a member of the boards of directors of Guilford Pharmaceuticals Inc. and Stressgen Biotechnologies Corporation, each a publicly-held corporation. Ms. Greetham earned a Master of Arts (Honours) degree in Economics from the University of Edinburgh, Scotland in 1971.

         Philip M. Pfeffer, age 58, has served as a director since February 2003. Mr. Pfeffer is President and Chief Executive Officer of Treemont Capital Inc., a private equity investment company, which he founded in 1999. He previously served as Chief Executive Officer of Borders Group, Inc., a publicly-held book, music and video retailer from November 1998 to April 1999. Mr. Pfeffer was also a Director and the President and Chief Operating Officer of Random House, Inc. from May 1996 to September 1998 and a member of the board of directors of Ingram Micro Inc., a company that became publicly-held in November 1996, from April 1981 to June 2001. Prior to that, Mr. Pfeffer was Executive Vice President and a director of Ingram Industries Inc. from January 1981 to March 1996 and served in various other positions, including Chairman of the Board and Chief Executive Officer, of the Ingram Distribution Group Inc. and its predecessor companies from December 1977 to March 1996. Mr. Pfeffer earned a Bachelor of Arts degree in Mathematics and Chemistry in 1965, and a Master of Arts degree in Economics in 1966, each from Southern Illinois University.

                   Nominee for Election as Class III Director
                              (Term Expiring 2004)

         James R. Lattanzi, age 48, has served as King's Chief Financial Officer since September 2000 and as a director since October 2002. Prior to joining King, Mr. Lattanzi, a licensed Certified Public Accountant, was with PricewaterhouseCoopers for 24 years, serving most recently as the managing partner of PricewaterhouseCoopers' Greensboro, North Carolina office. He graduated from Indiana University of Pennsylvania in 1976 with a degree in accounting.

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         Election of directors requires the affirmative vote of the holders of a plurality of the shares of common stock represented at the annual meeting.

         The Board recommends a vote "FOR" each of the nominees listed above.
--------------------------------------------------------------------------------

                         Incumbent Directors -- Class I
                              (Terms Expiring 2005)

         R. Charles Moyer, Ph.D., age 58, has served as a director since December 2000. Dr. Moyer is Dean Emeritus of the Babcock Graduate School of Management at Wake Forest University, having served as Dean from 1996 until his retirement as Dean in August 2003. Dr. Moyer currently holds the GMAC Insurance Chair in Finance at Wake Forest University. Prior to joining the faculty at Wake Forest in 1988, Dr. Moyer was Finance Department Chairman at Texas Tech University. Dr. Moyer earned his Doctorate in Finance and Managerial Economics from the University of Pittsburgh in 1971, his Master of Business Administration from the University of Pittsburgh in 1968, and his Bachelor of Arts degree in Economics from Howard University in 1967.

         D. Greg Rooker, age 56, has served as a director since October 1997. Mr. Rooker is the former owner and President of Family Community Newspapers of Southwest Virginia, Inc.,Wytheville, Virginia, which consists of six community newspapers and a national monthly motor sports magazine. He is a co-founder of The Jason Foundation and Brain Injury Services of SWVA, Inc., each a non-profit organization providing services to brain injury survivors. Mr. Rooker serves as Secretary/Treasurer of The Jason Foundation and as President of Brain Injury Services of SWVA, Inc. Mr. Rooker graduated from Northwestern University with a degree in Journalism in 1969.

                   Incumbent Directors -- Class III Directors
                              (Terms Expiring 2004)

         Jefferson J. Gregory, age 47, has served as Chairman of the Board of King since June 2002 and as Chief Executive Officer since January 2002. He has served as a director of King since 1995. He had served as President of King since 1993. He was formerly the Director of Regulatory Affairs and Product Information for General Injectables and Vaccines, Inc. from 1991 to 1993 and was a consultant to the pharmaceutical industry from 1989 to 1991. He formerly served as a registered pharmacist in retail pharmacies in the Washington, D.C. and Baltimore, Maryland metropolitan areas. He graduated from the University of Maryland School of Law with a Juris Doctor in 1985, University of Maryland School of Pharmacy with a Bachelor of Science degree in Pharmacy in 1979, and Montgomery College with an Associate of Arts degree in 1976.

         Gregory D. Jordan, Ph.D., age 51, has served as a director since June 2001. He has served as President of King College in Bristol, Tennessee since 1997, having joined the King College faculty in 1980. He received a Bachelor of Arts degree from Belhaven College and Master of Arts and Divinity degrees from Trinity Evangelical Divinity School. He earned his Doctorate in Hebraic and Cognate Studies from Hebrew Union College -- Jewish Institute of Religion.

                    Information about the Board of Directors

Role of the Board

         Pursuant to Tennessee law, our business, property and affairs are managed under the direction of our Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of King Pharmaceuticals, Inc., but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

Board Structure

         We currently have nine directors. Our Board is divided into three groups, Class I directors, Class II directors, and Class III directors. Each class of directors is elected to serve a three year term. This means that the Class II directors who are elected at the 2003 meeting will serve until the 2006 annual meeting of shareholders unless they resign or are removed. The Class I director who is elected at the 2003 meeting will serve until the 2005 annual meeting of shareholders, the time at which the Class I directors' terms expire, and the Class III director who is elected at the 2003 meeting will serve until the 2004 annual meeting of shareholders, the time at which the Class III directors' terms expire.

2002 Board Meetings

         In 2002, the Board met 14 times. All directors attended at least 75% of the aggregate of all of the Board meetings and meetings held by committees of which they were members.

Board Committees

         The Board has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

         The Audit Committee, which currently consists of D. Greg Rooker (Chair), Frank W. DeFriece, Jr., Gregory D. Jordan, R. Charles Moyer and Philip
M. Pfeffer, has the authority and responsibility, among other things, to recommend to the Board the selection of one or more independent public accountants; to approve the fees paid to the independent accountants; to discuss with the independent accountants the results of the annual audit and quarterly reviews; to review and evaluate the systems of internal control relating to financial reporting, compliance with laws and regulations, and operational efficiency and effectiveness; to monitor compliance with King's investment policy; and to make reports to the Board periodically with respect to its findings. The Audit Committee met five times in 2002.

         The Compensation Committee, which currently consists of Earnest W. Deavenport, Jr. (Chair), Frank W. DeFriece, Jr., Gregory D. Jordan, R. Charles Moyer, Philip M. Pfeffer and D. Greg Rooker, is responsible for determining executive compensation and all awards under our employee stock option plans. The Compensation Committee met two times during 2002.

         The Nominating and Corporate Governance Committee was formed in the fourth quarter of 2002. Currently its sole member is Gregory D. Jordan who has been authorized to oversee the development of the Committee, including the drafting of the Committee's charter. This Committee will be responsible for nominating persons to serve as directors and for developing our corporate governance policies.

Director Compensation

         For 2002 each non-employee director of King received annual fees of $24,000, payable quarterly, plus a fee of $1,000 for participation in each board meeting. Non-employee directors also received $1,000 for each committee meeting attended on a day when a meeting of the board was not convened and $500 for each meeting attended on a day when a meeting of the board was convened. The chairman of the Audit Committee was paid an annual fee of $6,000 and the chairman of the Compensation Committee was paid an annual fee of $3,000. The chairman of the Audit Committee was also provided use of corporate aircraft during 2002 valued at $7,500. Travel expenses related to board or committee meetings were reimbursed. The 1998 Non-Employee Director Stock Option Plan was adopted by the Board of Directors in February 1998 and approved by the shareholders in 1999. Options exercisable for 203,332 shares of common stock have been issued to our current non-employee directors.

       Proposal 2 -- Ratification of the Selection of Independent Auditors

         The Board has selected PricewaterhouseCoopers LLP, independent accountants, to audit our financial statements for the 2003 fiscal year. PricewaterhouseCoopers LLP served as our independent accountants during 2002.

         We are presenting this proposal to the shareholders for ratification at the annual meeting. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

--------------------------------------------------------------------------------
         Ratification of the selection of PricewaterhouseCoopers LLP as King's independent auditors requires the affirmative vote of the holders of a majority of the shares of common stock represented at the annual meeting.

         The Board recommends a vote "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as King's independent auditors for the 2003 fiscal year.
--------------------------------------------------------------------------------

             Report of the Audit Committee of the Board of Directors

         The Audit Committee currently consists of D. Greg Rooker (Chair), Frank
W. DeFriece, Jr., Gregory D. Jordan, R. Charles Moyer and Philip M. Pfeffer. Earnest W. Deavenport, Jr. was a member of the Audit Committee until July 2003. The members meet the independence and qualification standards required by the New York Stock Exchange. The Audit Committee operates in accordance with its written charter, which was adopted by the Board in 2001. During 2002 the Audit Committee met five times.

         King's management is responsible for King's internal controls and the financial reporting process. The independent auditors are responsible for performing an audit of King's financial statements in accordance with generally accepted auditing standards and for expressing an opinion about those statements based upon its audit. The Audit Committee, on behalf of the Board, monitors and reviews the performance of the independent auditors and the quality and integrity of King's internal accounting, auditing and financial reporting practices. The Audit Committee's chief duties are to:

         . recommend to the Board the selection of one or more independent public accountants;

         .        approve the fees paid to the independent public accountants;

         . review and evaluate King's systems of internal control relating to financial reporting, compliance with laws and regulations, and operational efficiency and effectiveness;

         . review and evaluate King's accounting and financial reporting processes;

         . discuss with the independent accountants the results of their audits and reviews;

         .        monitor compliance with King's investment policy;

         . periodically communicate the Audit Committee's findings to the Board; and

         . facilitate communication among the Board, the independent auditors, and King's management.

         The Audit Committee has obtained from the independent auditors, PricewaterhouseCoopers LLP, a formal written statement describing all relationships between the auditors and King that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, as amended, "Independence Discussions with Audit Committees." The Audit Committee has also discussed with the auditors any relationships that may impact their objectivity and independence. The Audit Committee has also considered whether provision of the services described under the section "Audit Fees" is compatible with maintaining the independence of the independent auditors. The Audit Committee is satisfied that the auditors are independent of King.

         The Audit Committee has discussed with management King's audited financial statements for the year ended December 31, 2002. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors' examination of King's financial statements. The Audit Committee has also discussed with the independent auditors King's internal controls and the selection of accounting policies employed by King.

         Based upon the results of the inquiries and actions discussed above, in reliance upon information from management and PricewaterhouseCoopers LLP, and subject to the limitations of our role, the Audit Committee recommended to the Board that King's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the reappointment, subject to shareholder approval, of the independent auditors, PricewaterhouseCoopers LLP.

                           Members of the Audit Committee

                           D. Greg Rooker (Chair)     Earnest W. Deavenport, Jr.
                           Frank W. DeFriece, Jr.     Gregory D. Jordan
                           R. Charles Moyer           Philip M. Pfeffer

                                   Audit Fees

         During 2002, PricewaterhouseCoopers LLP not only acted as independent auditors for King and our subsidiaries (work related to auditing the annual financial statements for fiscal year 2002 and reviewing the financial statements included in our Forms 10-Q) but also rendered on our behalf other services, including taxrelated services and other accounting and auditing services. The following table sets forth the aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for audit services rendered in connection with the financial statements and reports for fiscal years 2002 and 2001 and for other services rendered during fiscal years 2002 and 2001 on our behalf, as well as all expenses incurred in connection with these services, which have been or will be billed to us.

                                                        2002             2001
                                                     ----------       ----------

         .   Audit Fees .........................    $2,378,604(1)    $  866,013
         .   Audit Related Fees .................     1,312,255          235,115
         .   Tax Fees ...........................       545,648          766,224
         .   All Other Fees .....................         2,800          380,795
                                                     ----------       ----------
             Total ..............................    $4,239,307       $2,248,147
                                                     ==========       ==========

---------------
(1) Includes fees relating to an ongoing United States Securities and Exchange Commission investigation. For more information, please see our 2002 Annual Report which accompanies this proxy statement.

                              King Stock Ownership

         The following table sets forth certain information regarding the ownership of the common stock as of September 2, 2003, for (i) each person who owns more than 5% of the common stock, (ii) each director, nominee for director and executive officer of King, and (iii) all executive officers and directors of King as a group.

                                                                               Beneficial
                                                                              Ownership of
                                                                              Common Stock
                                                                        -------------------------
                                                                                      Percentage
Executive Officer, Directors                                              Number      Outstanding
    and 5% Shareholders                                                  of Shares     Shares(1)
----------------------------                                            ----------    -----------
Jefferson J. Gregory(2) .............................................    1,979,900          *
Kyle P. Macione(3) ..................................................       75,920          *
James R. Lattanzi(4) ................................................       68,969          *
John A. A. Bellamy(5) ...............................................      151,277          *
Frederick Brouillette, Jr.(6) .......................................       12,165          *
Earnest W. Deavenport, Jr.(7) .......................................       24,833          *
Frank W. DeFriece, Jr.(8) ...........................................       73,333          *
Elizabeth M. Greetham ...............................................          -0-          *
Gregory D. Jordan(9) ................................................       10,000          *
R. Charles Moyer(10) ................................................       23,466          *
Philip M. Pfeffer ...................................................          -0-          *
D. Greg Rooker(11) ..................................................      195,562          *
Ted G. Wood .........................................................       47,666          *
All executive officers and directors as a group (12 persons)(12) ....    2,663,091        1.1
Putnam Investments LLC(13) ..........................................   25,451,679       10.6
The Summit Fund, LLC(14) ............................................   12,184,413        5.1
Wellington Management Company, LLP(15) ..............................   18,389,811        7.6

---------------

*        Less than 1%

(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 241,067,608 shares issued and outstanding as of September 2, 2003. Options to purchase shares which are exercisable or become exercisable within 60 days of September 2, 2003 are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) Includes 1,539,880 shares jointly owned with Mr. Gregory's spouse and 87,333 shares beneficially owned by Gregory Investments, L.P., the general partners of which are Mr. Gregory and his spouse and 213,331 shares issuable upon the exercise of options granted to Mr. Gregory.

(3)      Includes 62,000 shares issuable upon the exercise of options.

(4) Includes 300 shares jointly owned with Mr. Lattanzi's spouse, 2,004 shares held in Mr. Lattanzi's 401(k) retirement plan account and 66,665 shares issuable upon the exercise of options.

(5) Includes 62,499 shares issuable upon the exercise of options. In 2001, Mr. Bellamy was named in a criminal proceeding in the State of Tennessee related to the offenses of driving under the influence and while license was suspended or revoked. Mr. Bellamy has pleaded not guilty and intends to assert his defenses in court. Trial has been scheduled for October 31, 2003. We believe Mr. Bellamy's ability to serve the company in his present capacity remains materially unimpaired during the pendency of this proceeding.

(6) Includes 11,666 shares issuable upon the exercise of options and 499 shares held in Mr. Brouillette's 401(k) retirement plan account.

(7)      Includes 23,333 shares issuable upon the exercise of options.

(8)      Includes 73,333 shares issuable upon the exercise of options.

(9)      Includes 10,000 shares issuable upon the exercise of options.

(10)     Includes 23,333 shares issuable upon the exercise of options.

(11) Includes 33,332 shares held in trust for the benefit of Mr. Rooker's children; 8,549 shares owned by Mr. Rooker's spouse, 13,420 shares owned by The Jason Foundation, a private foundation controlled by Mr. Rooker and 73,333 shares issuable upon the exercise of options.

(12)     Includes 619,493 shares subject to options exercisable within 60 days.

(13) Based on a Schedule 13G filed in February 2003 with the United States Securities and Exchange Commission on behalf of Putnam Investments, LLC; Marsh & McLennon Companies, Inc.; Putnam Investment Management, LLC; and The Putnam Advisory Company, LLC, One Post Office Square, Boston, Massachusetts 02109.

(14) Based on a Schedule 13G filed in February 2003 with the United States Securities and Exchange Commission on behalf The Summit Fund, LLC, The United Company, United Management Company, LLC, Nicholas D. Street, James W. McGlothlin, Lois A. Clarke and Ted G. Wood. The address of The Summit Fund, LLC is 1005 Glenway Avenue, Bristol, Virginia 24201. Based on information contained in the Schedule 13G, The United Company, United Management Company LLC, Nicholas D. Street, James W. McGlothlin, Lois A. Clarke, and Ted G. Wood, affiliates of The Summit Fund, LLC, own 28,333 shares; 0 shares; 1,564,799 shares; 1,107,332 shares;
         183,507 shares; and 47,666 shares, respectively. Based on information provided to us subsequently, Mr. Wood is no longer an affiliate of The Summit Fund, LLC.

(15) Based on a Form 13F filed in August 2003 with the United States Securities and Exchange Commission by Wellington Management Company, LLP. The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

                             Executive Compensation

         The following table summarizes all compensation earned by our chief executive officer and by each of the four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities for the year ended December 31, 2002.

                                              SUMMARY COMPENSATION TABLE

                                                                                       Long-term
                                                                                     Compensation
                                                                                     ------------
                                                          Annual Compensation         Securities
                                                    ------------------------------    Underlying         All Other
Name and Current Principal Position                 Year   Salary($)   Bonus($)(1)    Options(#)    Compensation($)(2)
-----------------------------------                 ----   ---------   -----------   ------------   ------------------
Jefferson J. Gregory ............................   2002    450,000       75,000        30,000            25,462
    Chief Executive Officer of King;                2001    450,540       75,000        25,000            30,408
    Chairman of the Board                           2000    300,359          -0-        33,333             5,100

John M. Gregory(3) ..............................   2002    225,000      100,000           -0-            50,024
    Former Chairman of the Board                    2001    455,810      100,000           -0-            46,401
                                                    2000    365,376          -0-           -0-             5,100

Joseph R. Gregory(4) ............................   2002    450,000       75,000        25,000            46,802
    Former Vice Chairman of the                     2001    450,810       75,000        25,000            45,749
    Board and former President,                     2000    303,548          -0-        33,333             5,100
    Monarch Pharmaceuticals, Inc.

Kyle P. Macione(5) ..............................   2002    384,874       20,000        25,000             7,585
    President of King                               2001    215,008       20,000         7,500             5,586
                                                    2000    162,756          -0-        10,000             6,171

Ernest C. Bourne(6) .............................   2002    344,423       75,000           -0-            26,916
    Former President, International Division        2001    452,322       75,000        25,000            26,564
                                                    2000    306,515          -0-        33,333             5,100

James R. Lattanzi(7) ............................   2002    325,000       35,000        10,000            60,370
    Chief Financial Officer                         2001    300,810       35,000        10,000            17,238
                                                    2000     69,818          -0-        46,665             2,088

John A. A. Bellamy ..............................   2002    225,000       20,000         7,500            45,774
    Executive Vice President of Legal Affairs       2001    131,017       20,000         7,500             5,586
    And General Counsel                             2000    161,875          -0-        10,000             5,586

---------------

(1) Bonuses paid in a given year are consideration for performance in the prior year.

(2) Reflects matching contributions to the 401(k) plan, relocation expense reimbursement and income related to the personal use of corporate aircraft.

(3) During 2002, John M. Gregory served as Chairman of the Board until his retirement effective June 28, 2002.

(4) Joseph R. Gregory retired effective February 28, 2003. He received a bonus payment of $1.2 million upon his retirement.

(5) Mr. Macione was named President of King in April 2002. He formerly was Executive Vice President, Corporate Affairs.

(6) Mr. Bourne resigned effective October 4, 2002. He received a severance payment of $2.9 million.

(7)      Mr. Lattanzi became Chief Financial Officer during 2000.

         The following table sets forth the number of options to purchase shares of common stock that had been granted to executive officers named in the Summary Compensation Table above as of December 31, 2002.

                                           OPTIONS/SARS GRANTED IN LAST FISCAL YEAR

                                                       Individual Grants                              Potential Realizable
                                 -------------------------------------------------------------          Value at Assumed
                                   Number of       Percent of                                        Annual Rates of Stock
                                   Securities    Total Options                                      Price Appreciation for
                                   Underlying      Granted to       Exercise                              Option Term
                                    Options       Employees in      or Base       Expiration     -----------------------------
Name                                Granted       Fiscal Year     Price ($/sh)        Date           5%($)          10%($)
----                             -------------   -------------   -------------   -------------   -------------   -------------
Jefferson J. Gregory .........       30,000           3.4            18.975           2012          357,998         907,238
Joseph R. Gregory ............       25,000           2.8            18.975           2012          298,332         756,032
Kyle P. Macione ..............       25,000           2.8            18.975           2012          298,332         756,032
James R. Lattanzi ............       10,000           1.1            18.975           2012          119,333         302,413
John A. A. Bellamy ...........        7,500           0.8            18.975           2012           89,500         226,809

         The following table discloses information regarding stock options held at the end of or exercised in fiscal year 2002 for executive officers named in the Summary Compensation Table above as of December 31, 2002.

                                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                             AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                      Securities Underlying          Value of Unexercised
                                                                       Unexercised Options           In-the-Money Options
                                     Shares                           at December 31, 2002          at December 31, 2002(1)
                                  Acquired on        Value       -----------------------------   -----------------------------
Name                                Exercise        Realized      Exercisable    Unexercisable    Exercisable    Unexercisable
----                             -------------   -------------   -------------   -------------   -------------   -------------
Jefferson J. Gregory .........        -0-             -0-           213,331           -0-           939,248           -0-
Joseph R. Gregory ............        -0-             -0-           208,331           -0-           939,248           -0-
Kyle P. Macione ..............        -0-             -0-            62,000           -0-            56,355           -0-
James R. Lattanzi ............        -0-             -0-            66,665           -0-               -0-           -0-
John A. A. Bellamy ...........        -0-             -0-            62,499           -0-          $281,774           -0-

---------------

(1) Based on $17.19 per share, the closing price of the common stock as quoted on the New York Stock Exchange Stock at December 31, 2002.



         The following table provides information about our equity compensation plans as of December 31, 2002.

                                         EQUITY COMPENSATION PLAN INFORMATION

                                            Number of Securities to     Weighted-Average       Number of Securities
                                            Be Issued Upon Exercise    Exercise Price of        Remaining Available
                                            of Outstanding Options,   Outstanding Options,   for Future Issuance Under
Plan Category                                 Warrants and Rights     Warrants and Rights    Equity Compensation Plans
-------------                               -----------------------   --------------------   -------------------------
Equity compensation plans
   approved by shareholders .............          4,908,317               $   21.274                8,365,624
Equity compensation plans
   not approved by shareholders .........                -0-                      n/a                      -0-
                                                  ----------                                        ----------
Total ...................................          4,908,317                                         8,365,624
                                                  ==========                                        ==========

           Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Board of Directors, created in February 2002, is responsible for developing compensation philosophy. Committee members in 2002 were Earnest W. Deavenport, Jr. (Chair), Frank W. DeFriece, Jr., Gregory D. Jordan, R. Charles Moyer and D. Greg Rooker. No current member of the Compensation Committee is a current or former employee of King.

         Prior to February 2002, the Board of Directors served as the Compensation Committee.

         Report of the Compensation Committee on Executive Compensation

         During 2002 the Compensation Committee reviewed and approved compensation for the executive officers. For 2002, Earnest W. Deavenport, Jr. (Chair), Frank W. DeFriece, Jr., Gregory D. Jordan, R. Charles Moyer and D. Greg Rooker, all of whom are independent directors, served on the Compensation Committee.

         In determining executive compensation for 2002, the Compensation Committee attempted to make executive compensation sufficient to attract and retain persons of exceptional quality, and to provide effective incentives to motivate and reward such executives for achieving the scientific, financial and strategic goals essential to King's long-term success and growth in shareholder value. The typical executive compensation package consisted of three main components: (1) base salary, (2) the potential for cash bonuses and (3) options to purchase King's common stock.

Base Compensation

         During 2002, the Board's approach was to offer executive salaries competitive with those of other executives in King's industry. To that end, the Board evaluated the competitiveness of its base salaries based upon information drawn from various sources, including published and proprietary survey data and King's own experience in recruiting and training executives and professionals. Base salary levels are intended to be consistent with competitive practice and level of responsibility, with salary increases reflecting competitive trends, our overall financial performance and the performance of the individual executive.

Bonuses

         In addition to base salary, executives and managers are eligible to receive discretionary bonuses from time to time. The amount of the bonus and any performance criteria vary with the position and role of the individual. A cash bonus was awarded to each of the executive officers during 2002 for performance during the prior year.

Stock Option Grants

         During 2002, the Committee granted stock options to each of the executive officers, in order to provide them with a competitive total compensation package and to reward them for their contribution to the long-term price performance of our common stock. Grants of stock options are designed to align executive officers' interests with those of our shareholders. The Committee determines option awards for executive officers.

                   Compensation Committee For 2002

                   Earnest W. Deavenport, Jr. (Chair)     Frank W. DeFriece, Jr.
                   Gregory D. Jordan                      R. Charles Moyer
                   D. Greg Rooker

                                Performance Graph

         The graph below compares the year-end performance of King since its initial public offering in June 1998 with the S&P 500 Index and a peer group index. It shows an investment of $100 on June 25, 1998. The peer group index includes United States pharmaceutical companies which trade on the New York Stock Exchange.

                Comparison of Five-Year Cumulative Total Returns

                             [GRAPHIC CHART OMITTED]


-----------------------------------------------------------------------------------------------------------------------------------

                                                              LEGEND

Symbol             CRSP Total Returns Index for:             6/25/1998      1998         1999        2000        2001        2002
------             ----------------------------              ---------   ---------    ---------   ---------   ---------   ---------

[SYMBOL OMITTED]   King Pharmaceuticals, Inc. ............     100.0       188.4        600.7       830.7       902.8       368.4
[SYMBOL OMITTED]   S&P 500 Stocks ........................     100.0       109.9        133.1       121.2       106.9        83.2
[SYMBOL OMITTED]   NYSE Stocks (SIC 2830 - 2839
                      US Companies) Drugs ................     100.0       116.2        103.6       146.5       129.3       105.0

-----------------------------------------------------------------------------------------------------------------------------------

             Section 16(a) Beneficial Ownership Reporting Compliance

         Our executive officers and directors are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) requires these persons to file with the SEC reports of their holdings and transactions in King Pharmaceuticals, Inc. common stock and options. Based on our records and representations from these persons, we believe that SEC beneficial ownership reporting requirements for 2002 were met.

                              Certain Transactions

         In June 2003 we acquired Elan Corporation plc's primary care business. Jefferson J. Gregory, our Chairman and Chief Executive Officer, has owned 45,000 shares of Elan since February 2002. D. Greg Rooker, the Chairman of our Audit Committee, has owned 1,500 shares of Elan for several years.

         During 2002 James E. Gregory, one of our former directors, received $73,000 for consulting services to King. Of that amount $23,000 was for personal use of the corporate aircraft.

         SJ Strategic Investments LLC, an affiliate of John M. Gregory, our former Chairman of the Board and a brother of Jefferson J. and James E. Gregory, purchased, in January 2003, 4.75 million shares of Novavax, Inc. Including additional open market purchases, SJ currently owns approximately 20% of the outstanding shares of Novavax. King currently has a right to convert debt into approximately 5.0 million shares of Novavax.

         The King Benevolent Fund, Inc. is a nonprofit corporation organized under the laws of the Commonwealth of Virginia and is exempt from taxation under
Section 501(c)(3) of the Internal Revenue Code. The Benevolent Fund obtains pharmaceutical products either as gifts-in-kind from manufacturers or by purchase from third-party distributors or wholesalers. The Benevolent Fund donates the pharmaceutical products purchased or received as gifts-in-kind to medical missions in the United States and in foreign countries to advance its humanitarian aid efforts. The Benevolent Fund was founded in 1994 by John M. Gregory, who also founded King and was our Chairman of the Board until June 28, 2002 and our Chief Executive Officer until January 1, 2002. John M. Gregory owned more than 5% of our common stock until May 6, 2002. John M. Gregory, who serves as President of the Board of Directors of the Benevolent Fund, is the brother of Jefferson J. Gregory, who became our Chief Executive Officer on January 1, 2002 and our Chairman of the Board on June 28, 2002, and James E. Gregory, one of our former directors. In addition, Mary Ann Blessing, a sister of Jefferson J. Gregory and James E. Gregory, served as the Chief Operating Officer of the Benevolent Fund until approximately January 2001 and presently serves as a director and Treasurer of the Board of the Directors of the Benevolent Fund. Carol Shrader, mother of Brian Shrader, Chief Financial Officer of King until September 2000, is presently a director of the Benevolent Fund.

         Jefferson J. Gregory and James E. Gregory were members of the Board of Directors of the Benevolent Fund in 1999, 2000, 2001 and 2002, but no longer hold those positions. In addition, Joseph R. Gregory, who was Vice Chairman of our Board and President of our wholly-owned subsidiary Monarch Pharmaceuticals, Inc. until February 2003, served as a director of the Benevolent Fund in 1999, 2000, 2001 and 2002, but no longer holds that position. Joseph R. Gregory is the brother of Jefferson J. Gregory, James E. Gregory, John M. Gregory and Mary Ann Blessing. Herschel Blessing, Executive Vice-President of King until July 1, 2002, is the husband of Mary Ann Blessing and a director of the Benevolent Fund.

         We occasionally donate our products to the Benevolent Fund. We donated inventory with a carrying value of $1.8 million in 1999, $3.3 million in 2000, $4.1 million in 2001 and $22.6 million in 2002. Based upon information provided to us by the Benevolent Fund, we understand that (consistent with industry practice) it has valued these donations based on average wholesale prices of the donated product in the approximate amounts of $9.8 million, $20.8 million, $65.6 million, and $120.5 million, respectively. Also based upon information provided to us by the Benevolent Fund, we understand that the total value based on average wholesale price of products donated to the Benevolent Fund by all pharmaceutical manufacturers and other donors was $30.5 million, $44.0 million, $124.5 million and $232.8 million in 1999, 2000, 2001 and 2002, respectively.

         In addition to receiving donations of products directly from pharmaceutical manufacturers, the Benevolent Fund also purchases pharmaceutical products, including those manufactured by King, from third-party distributors or wholesalers. Based upon information provided to us by the Benevolent Fund, we understand that the total purchase price of all pharmaceutical products purchased by the Benevolent Fund was $3.0 million, $1.0 million, $142,000, $317,000 and $4.8 million in 1999, 2000, 2001, 2002 and the period from January 1, 2003 to June 30, 2003, respectively. We are aware of three occasions on which the Benevolent Fund purchased our products from third-party distributors or wholesalers. These three purchases accounted for $2.8 million of the Benevolent Fund's $3.0 million of purchases in 1999; $0.9 million of the Benevolent Fund's $1.0 million of purchases in 2000; and $4.6 million of the Benevolent Fund's $4.8 million of purchases in the first half of 2003.

         On November 22, 1999, we sold $2,775,000 of Fluogen(R) vials to a third-party distributor, which in turn resold those vials to the Benevolent Fund for $2,779,500. The Benevolent Fund donated the vials to Global Resource Services for use in North Korea. The unit price paid by the third-party distributor was $18.50, which was approximately 14% below our average unit price for Fluogen(R) vials in November 1999. The unit prices at which we sold Fluogen(R) vials in November 1999 ranged from $17.50 to $46.95. Prior to the November 22 transaction, we had sold 1,068,157 vials of Fluogen(R) beginning in August of 1999. At the time of the November 22 transaction, we had an existing inventory of approximately 158,000 Fluogen(R) vials, of which 150,000 vials were sold in the transaction, leaving approximately 8,000 vials in inventory. Of the remaining inventory, approximately 2,300 vials were sold prior to December 31, 1999. At December 31, 1999, we wrote off the remaining 5,700 Fluogen(R) vials. Other than the November 22 sale, our next largest single sale of Fluogen(R) vials during the 1999-2000 flu season consisted of 63,945 vials.

         On December 27, 1999, we sold $825,075 (net of a 5% prompt pay discount) of Fluogen(R) syringes to the same third-party distributor, which in turn resold those syringes to the Benevolent Fund in January 2000 for $871,500. The Benevolent Fund donated the syringes to the Feed the Children(R) organization on January 28, 2000 for use in Venezuela. The unit price paid by the third-party distributor before the 5% prompt pay discount was $28.95, which was approximately 20% above our average unit price for Fluogen(R) syringes in December 1999. The unit prices at which we sold Fluogen(R) syringes in December 1999 ranged from $21.95 to $41.47. Prior to the December 27 transaction, we had sold 187,286 Fluogen(R) syringes beginning in August of 1999. At the time of the December 27 transaction, we had an existing inventory of approximately 33,000 Fluogen(R) syringes, of which 30,000 syringes were sold in the transaction, leaving approximately 3,000 syringes in inventory. Of the remaining inventory, approximately 300 syringes were sold prior to December 31, 1999. At December 31, 1999, we wrote off the remaining 2,700 Fluogen(R) syringes. This sale represented our third largest single sale of Fluogen(R) syringes during the 1999-2000 flu season; our largest single sale consisted of 30,977 syringes.

         Due to the seasonal nature of flu vaccine sales, we generally would have attempted to generate the substantial majority of our sales of Fluogen(R) by mid-November. During the 1998-1999 flu season, which was the only other season during which we sold Fluogen(R), we sold an aggregate of $18.9 million of Fluogen(R) before November 22, and $1.5 million of Fluogen(R) on or after November 22. The two 1999 Fluogen(R) sales involving the Benevolent Fund had gross margins of 30.4% and 13.3% (net of the 5% prompt pay discount), respectively, as compared to our overall 1999 gross margin (on a pre-pooling basis) of 67.5%. In the aggregate, the gross margin on the two sales was $954,165, and the cost at which the products were carried on our books was $2,645,910. The two Fluogen(R) sales contributed $601,124 to our 1999 net income, or 4.3% of our fourth quarter 1999 and 1.3% of our full-year 1999 net income on a pre-pooling basis. On a per share basis, the two Fluogen(R) sales represented $0.012, or 4.1% of our fourth quarter 1999 and 1.3% of our full-year 1999 diluted income per common share on a pre-pooling basis. Because of an FDA requirement that we cease manufacturing and distributing Fluogen(R), we discontinued our Fluogen(R) product in September 2000. For more information, see
Note 22 to our audited consolidated financial statements included in our 2002 Annual Report which accompanies this proxy statement.

         On December 26, 2002, we sold $4,587,571 (net of a 2% prompt pay discount) of Cortisporin(R), Silvadene(R) and Tigan(R) to a third-party wholesaler, which in turn resold those products to the Benevolent Fund in January 2003 for $4,634,405. For a description of our accounting for this transaction, please see the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section under the heading "Recent Developments -- King Benevolent Fund Transaction" in our 2002 Annual Report which accompanies this proxy statement. This transaction represented our largest single sale for each of the relevant products in 2002. We sold the products to the third-party wholesaler at wholesaler acquisition cost, which is the amount we generally charge our wholesale customers. We had offered a temporary 10% discount price on Cortisporin(R) for orders received between December 12 and December 18, 2002. We have also sold these products to certain contract customers at prices lower than wholesaler acquisition cost. We offer discounted contract pricing to a limited number of distributor customers who assure us of incremental sales volumes.

         After weighing all the information developed in the course of the internal review described in our 2002 Annual Report which accompanies this proxy statement, our Audit Committee concluded that the three sales described above did not arise from an effort to mislead investors by manipulating reported financial results, and that consummation of the sales had been in the best interests of King. In connection with this conclusion, the Audit Committee also determined that it would be desirable for King to provide detailed disclosure of the nature and extent of our relationship with the Benevolent Fund and these three sales beyond that required by applicable rules, as set forth in this "Certain Transactions" section in this proxy statement.

         Because the Benevolent Fund is not managed or controlled by King and maintains its own books and records, we do not in the ordinary course of our business have access to or a need for information relating to pharmaceutical purchases by the Benevolent Fund from third parties. Much of the information in this section relating to the Benevolent Fund has been developed in connection with the internal review. In the future, the Benevolent Fund may make additional purchases of our products from third-party distributors or wholesalers, and such purchases may or may not be brought to our attention. We expect that all or nearly all such purchases by the Benevolent Fund are likely to be of product sold by us in the ordinary course of our business. Absent special circumstances that would make those sales material to investors, we would not intend to disclose future indirect sales to the Benevolent Fund even if we do become aware of them.

         King made charitable contributions during 2001 to King College, Bristol, Tennessee, of $103,000. Gregory D. Jordan, one of our directors, serves as the President of King College.

         During the year ended December 31, 2002, we paid $171,000 to the Wake Forest University School of Medicine for research and development activities. R. Charles Moyer, one of our directors, is Dean Emeritus of the Babcock Graduate School of Management at Wake Forest University, having served as Dean from 1996 until his retirement in August 2003.

                                  Other Matters

         The Board knows of no matters which will be presented at the 2003 annual meeting other than those discussed in this proxy statement. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

         Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we will provide, without charge, a copy of our annual report on Form 10-K for the year ended December 31, 2002. Requests should be directed to our Corporate Affairs Department, King Pharmaceuticals, Inc., 501 Fifth Street, Bristol Tennessee 37620 (which is the address of King's principal executive offices), (423) 989-8711.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /s/ JAMES R. LATTANZI
                                       ---------------------
                                       JAMES R. LATTANZI
                                       Secretary

Bristol, Tennessee
September 17, 2003

                                                  ANNUAL MEETING OF SHAREHOLDERS OF

                                                     King Pharmaceuticals, Inc.

                                                          November 4, 2003



                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.





                                Please detach along perforated line and mail in the envelope provided

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-----------------------------------------------------------------------------------------------------------------------------------
1. Election of one Class I director to serve until the                                                      FOR    AGAINST  ABSTAIN
   2005 annual meeting of shareholders, election of three          2. Ratification of the selection of      [ ]      [ ]      [ ]
   Class II directors to serve until the 2006 annual                  PricewaterhouseCoopers LLP as the
   meeting of shareholders, and election of one Class III             Company's independent accountants
   director to serve until the 2004 annual meeting of                 and auditors for 2003.
   shareholders, or until their successors have been duly
   elected and qualified.                                          The undersigned hereby acknowledges receipt of the Notice of the
                                NOMINEES:                          2003 Annual Meeting of Shareholders of King Pharmaceuticals, Inc.
[ ] FOR ALL NOMINEES            [ ] Earnest W. Deavenport, Jr.     and the related Proxy Statement.
                                [ ] Elizabeth M. Greetham
[ ] WITHHOLD AUTHORITY          [ ] James R. Lattanzi                           PLEASE COMPLETE, SIGN, DATE AND RETURN
    FOR ALL NOMINEES            [ ] Philip M. Pfeffer                      THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO:
                                [ ] Ted G. Wood
[ ] FOR ALL EXCEPT                                                            Georgeson Shareholder Communications, Inc.
    (See instructions below)                                                              111 Commerce Road
                                                                                       Carlstadt, NJ 07072-2586







INSTRUCTION:  To withhold authority to vote for any individual
-----------   nominee(s), mark "FOR ALL EXCEPT" and fill in the
              circle next to each nominee you wish to withhold,
              as shown here:                                [ ]
----------------------------------------------------------------





                                                                        Please indicate if you plan to attend the Annual Meeting
                                                                                          of Shareholders [ ]
----------------------------------------------------------------
To change the address on your account, please check the box
at right and indicate your new address in the address space  [ ]
above. Please note that changes to the registered name(s)
on the account may not be submitted via this method.
----------------------------------------------------------------

                         ---------------------       ------------                           ---------------------       ------------
Signature of Shareholder                        Date:              Signature of Shareholder                        Date:
                         ---------------------       ------------                           ---------------------       ------------
     Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
           If signer is a partnership, please sign in partnership name by authorized person.

                            KING PHARMACEUTICALS, INC
                                501 Fifth Street
                            Bristol, Tennessee 37620

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

         The undersigned appoints each of Kyle P. Macione and John A. A. Bellamy, or either of them, with full power of substitution and revocation as Proxy, to vote all shares of stock standing in my name on the books of King Pharmaceuticals, Inc. (the "Company") at the close of business on September 5, 2003, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the MeadowView Conference Resort and Convention Center, 1901 MeadowView Parkway, Kingsport, Tennessee, on Tuesday, November 4, 2003, at 2:00 p.m., Eastern Standard Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote according to the recommendation of management as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

                (Continued and to be signed on the reverse side)

                                                 ANNUAL MEETING OF SHAREHOLDERS OF

                                                    King Pharmaceuticals, Inc.

                                                         November 4, 2003

                                                  -------------------------------
                                                     PROXY VOTING INSTRUCTIONS
                                                  -------------------------------

MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.                                  -----------------------------------
                       - OR -                                            COMPANY NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES from any                       -----------------------------------
touch-tone telephone and follow the instructions.                        ACCOUNT NUMBER
Have your control number and proxy card available                       -----------------------------------
when you call.                                                           CONTROL NUMBER
                       - OR -                                           -----------------------------------
INTERNET - Access "www.voteproxy.com" and follow
the on-screen instructions. Have your control
number available when you access the web page.




                               Please detach along perforated line and mail in the envelope provided
                                        IF YOU ARE NOT VOTING VIA TELEPHONE OR THE INTERNET
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-----------------------------------------------------------------------------------------------------------------------------------
1. Election of one Class I director to serve until the                                                      FOR    AGAINST  ABSTAIN
   2005 annual meeting of shareholders, election of three          2. Ratification of the selection of      [ ]      [ ]      [ ]
   Class II directors to serve until the 2006 annual                  PricewaterhouseCoopers LLP as the
   meeting of shareholders, and election of one Class III             Company's independent accountants
   director to serve until the 2004 annual meeting of                 and auditors for 2003.
   shareholders, or until their successors have been duly
   elected and qualified.                                          The undersigned hereby acknowledges receipt of the Notice of the
                                NOMINEES:                          2003 Annual Meeting of Shareholders of King Pharmaceuticals, Inc.
[ ] FOR ALL NOMINEES            [ ] Earnest W. Deavenport, Jr.     and the related Proxy Statement.
                                [ ] Elizabeth M. Greetham
[ ] WITHHOLD AUTHORITY          [ ] James R. Lattanzi                           PLEASE COMPLETE, SIGN, DATE AND RETURN
    FOR ALL NOMINEES            [ ] Philip M. Pfeffer                      THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO:
                                [ ] Ted G. Wood
[ ] FOR ALL EXCEPT                                                            Georgeson Shareholder Communications, Inc.
    (See instructions below)                                                              111 Commerce Road
                                                                                       Carlstadt, NJ 07072-2586





INSTRUCTION:  To withhold authority to vote for any individual
-----------   nominee(s), mark "FOR ALL EXCEPT" and fill in the
              circle next to each nominee you wish to withhold,
              as shown here:
----------------------------------------------------------------





                                                                        Please indicate if you plan to attend the Annual Meeting
                                                                                          of Shareholders [ ]
----------------------------------------------------------------
To change the address on your account, please check the box
at right and indicate your new address in the address space  [ ]
above. Please note that changes to the registered name(s)
on the account may not be submitted via this method.
----------------------------------------------------------------

                         ---------------------       ------------                           ---------------------       ------------
Signature of Shareholder                        Date:              Signature of Shareholder                        Date:
                         ---------------------       ------------                           ---------------------       ------------

     Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.